UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 2, 2005

Date of Report (Date of earliest event reported)

 Commission File Number: 000-28915

Sonoran Energy, Inc.

(Exact name of registrant as specified in its charter)

 Washington, United States

(State or other jurisdiction of incorporation or organization)

13-4093341

(I.R.S. Employer ID Number)

3100 W. Ray Road, Ste 130, Chandler, AZ  85226

(Address of principal executive offices) (Zip code)

480-963-8800

     (Issuer's telephone number)

N/A

(Former Name, Former Address and Former Fiscal Year if Changed Since Last Report)

Item 2.01. Completion of Acquisition or Disposition of Assets.

    (a)    Effective November 2, 2005 the Registrant (“SEI”) and Baron Oil AS (“BOAS”, a corporation organized under the laws of Norway, concluded a Share Exchange Agreement (the "Agreement") whereby the Registrant acquired 100% of the issued and outstanding shareholdings of  BOAS. The combination of these entities will be accounted for as an acquisition by SEI.

    A copy of the Agreement including all material exhibits and related instruments is available as an exhibit to an 8-K filed November 2, 2005, is incorporated herein.

     (b)(i)    To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Registrant's common stock prior to the closing of the Agreement, and the share holdings of the then members of management:

NAME	POSITIONS HELD	SHARES OWNED	PERCENTAGE
Officers & Directors as a group		10,902,352	16.74%

        (b)(ii)    To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Registrant's common stock following the closing of the Agreement, and the share holdings of the new members of management:

NAME	POSITIONS HELD	SHARES OWNED	PERCENTAGE
Officers & Directors as a group		13,902,352	16..52%

    The consideration exchanged under the Agreement was negotiated at "arms length," and the directors and executive officers of the Registrant used criteria used in similar uncompleted proposals involving the Registrant in comparison to those of BOAS; BOAS’s present and past business operations; the future potential of BOAS; and the potential benefit to the stockholders of the Registrant. The directors determined that the consideration for the exchange was reasonable, under these circumstances.

    No director, executive officer or five percent or more stockholder of the Registrant had any direct or indirect interest in BOAS nor were BOAS stockholders prior to the completion of the Agreement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

    (a) Financial Statements of Businesses Acquired.

        Attached hereto.

    (b) Pro Forma Financial Information.

        Attached hereto.

    (c) Exhibits.

        None.

Item 8. Change in Fiscal Year

    None/Not Applicable

Item 9. Regulation FD Disclosure

    None/Not Applicable

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SONORAN ENERGY, INC.

/s/ Peter Rosenthal

Peter Rosenthal

President

Date: April 6, 2006

Financial Statements

(a)  Financial Statements of Businesses Acquired.

Independent Auditor's Report

Balance Sheets

Statements of Operations

Statements of Cash Flows

Statements of Changes in Stockholder's Deficiency

Notes to Financial Statements

(b) Pro Forms Financial Information

Unaudited Proforma Consolidated Statements of Operations for the Year Ended April 30, 2005

Unaudited Proforma Consolidated Balance Sheets as of October 31, 2005

Unaudited Proforma Consolidated Statements of Operations for the Six Months Ended October 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and the Board of Directors of Baron Oil AS:

We have audited the accompanying consolidated balance sheet of Baron Oil AS as of December 31, 2004 and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for the year then ended.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Baron Oil AS as of December 31, 2004 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Epstein, Weber & Conover, PLC

  Scottsdale, Arizona

  March 3, 2006

BARON OIL AS

CONSOLIDATED BALANCE SHEET

December 31, 2004

2004
ASSETS

Current Assets
Cash	$ 89,299
Certificate of deposit	50,000
Accounts receivable	18,596
Total Current Assets	157,895

Oil and gas properties – full cost method (Note 3.)
Proved properties	-
Unproved properties	680,393
Equipment, less accumulated depreciation of $3238,877	190,723
Total Capital Assets	871,116

Other Assets
Organization costs less amortization of $22,106	11,902

$ 1,040,913

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable and accrued liabilities	$ 265,360
Loans payable (Note 6)	43,184
Total Current Liabilities	308,544

Long term liability Asset retirement obligation ( Note 7)	368,584

Contingencies	-
677,128

Stockholders' Equity
Common stock, $.16 par value; 10,000,000 shares authorized,
6,713,838 issued and outstanding	1074,214
Additional paid in capital	6,924,162
Accumulated currency translation adjustment	(1,227,925)
Accumulated deficit	(6,406,666)
Total Stockholders' Equity	363,785

$ 1,040,913

The accompanying notes are an integral part of these financial statements.

BARON OIL AS

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

2004

Oil and gas sales	$ 77,817
Other	6,875
Total revenue	84,692

Expenses:
Oil and gas production costs	65,229
Work-over expense	836
Dry hole expense	16,154
Other taxes	4,145
Depletion, depreciation and amortization	80,962
Stock based compensation

Consulting (Note 4)	1,350,000
General and administrative	230,284
Impairment loss (Note 3)	111,133
Gain on salary settlement	(417,175)
Total Expenses	1,441,568

Net loss from operations	(1,356,876)

Interest income	627
Interest expense	(2,829)
Loss from continuing operations before income taxes	(1,359,078)

Income tax provision	-
Net loss	$ (1,359,078)

Basic and diluted loss per common share	$ (0.23)

Weighted average shares outstanding, basic and diluted	5,918,808

The accompanying notes are an integral part of these financial statements.

BARON OIL AS

STATEMENT OF STOCKHOLDERS' EQUITY

For the Years Ended December 31, 2004

	Common Stock		Additional Paid-in Capital	Paid in Not Registered Capital	Exchange Adjustment	Retained Deficit	Total Shareholders Equity
	Shares	Amount

Balance at December 31, 2003	5,123,778	$819,805	$5,043,656	$58,240	$(1,224,472)	$(5,047,588)	$(350,359)
Common stock sales	540,060	86,410	194,505	(58,240)	-	-	222,675
Common stock issued for debt	1,050,000	168,000	336,000	-	-	-	504,000
Common stock issued for services (Note 4)	-	-	1,350,000	-	-	-	1,350,000
Exchange adjustment	-	-	-	-	(3,453)	-	(3,453)
Net loss, year ended December 31, 2004	-	-	-	-	-	(1,359,708)	(1,359,708)
Balance at December 31, 2004	6,713,838	$1,074,215	$6,924,161	-	$(1,227,925)	$(6,406,666)	$363,785

The accompanying notes are an integral part of these financial statements.

BARON OIL AS

STATEMENT OF CASH FLOWS

For the Years Ended December 31, 2004

2004
Cash flows from operating activities:
Net loss	$ (1,359,708)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Depletion, depreciation and amortization	80,962
Sock compensation expense	1,350,000
Impairment of oil and gas properties	111,133
Gain on extinguishment of debt	(417,175)
Changes in operating assets and liabilities:
Receivables, prepaids and deferred other	(29,455)
Accounts payable, accrued expenses and other liabilities	122,006
Net cash (used in) operating activities	(141,607)

Cash flows from investing activities:
Purchase of property	-
Net cash (used in) investing activities	-

Cash flows from financing activities:
Repayment of loan payable	(12,816)
Proceeds from issuance of common stock	222,675
Net cash provided by financing activities	209,859

Net change in cash	68,252

Effect of currency translation on cash and equivalents	(4,869)

Cash - beginning of period	25,916

Cash - end of period	$ 89,299

Supplemental Cash Flow Information:
Cash paid for income taxes	$ -
Cash paid for interest	$ 2,829

Non-cash investing and financing activities:
Common stock issued for payment of debt and current liabilities	$ 1,854,000

The accompanying notes are an integral part of these financial statements.

BARON OIL AS

NOTES TO FINANCIAL STATEMENTS

Note 1:

Nature of Organization and Summary of Significant Accounting Policies

Nature of Organization

Baron Oil AS. (the “Company”) was incorporated under the laws of Norway. Baron Oil has a significant presence across the Middle East and with an office in Amman, Jordan, the Company is well positioned to attract oil and gas contracts in the region.  Baron Oil has a development property, with limited oil production, in West Texas in the USA and is in the process of developing relationships in Jordan and the Caspian region.

In November of 2005, the Company was acquired by Sonoran Energy, Inc. a U.S. company with other oil and gas producing properties.  The Company will be reliant upon Sonoran to provide it with capital and resources to develop its oil producing properties.

Principles of Consolidation

The consolidated financial statements include the accounts of Baron Oil AS and its wholly owned subsidiary Barron Oil Holdings whose only asset is a 100% ownership interest in Baron Energy Limited Partnership. All significant inter-company balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash Equivalents

For the purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.  The Company had no cash equivalents at December 31, 2004.

Restricted Cash

The Company was required to post a $50,000 Bond with the state government for the operations in the KWB Field in Texas. The funds are held by a financial institution in an investment certificate, which bears interest at a variable rate and matures on November 1, 2006.

Equipment and Depreciation

Equipment is recorded at cost, less accumulated depreciation.  Major items and betterments are capitalized; minor items and repairs are expensed as incurred.  Depreciation is computed under the straight-line method over the estimated useful lives of the assets. Depreciation on equipment totaled $80,962 and $115,287 for the years ended December 31, 2004 and 2003, respectively.

Oil and Gas Producing Activity

The Company follows the full cost method of accounting for its oil and gas activities. Accordingly, all costs associated with the acquisition, exploration and development of oil and gas properties are capitalized within the appropriate cost center.  Any internal costs that are capitalized are limited to those costs that can be directly identified with acquisition, exploration, and development activities undertaken by the Company for its own account, and do not include any costs related to production, general corporate overhead, or similar activities.

All capitalized costs within a cost center are depleted on the units-of-production method based on estimated proved reserves attributable to the oil and gas properties owned by the Company.

For each cost center, capitalized costs less accumulated depletion and related deferred income taxes, may not exceed the cost center ceiling.  The cost center ceiling is equal to the sum of (a) the present value of estimated future net revenues from proved oil and gas reserves, less estimated future expenditures to be incurred in developing the proved reserves computed using a 10 percent discount factor; (b) the cost of properties not being amortized; (c) the lower of cost or fair market value of unproven properties included in the costs being amortized; and (d) income tax effects related to the differences between the book and tax basis of the properties.  Any excess is charged to expense during the period in which the excess occurs.

Sales of oil and gas properties, whether or not being amortized currently, are accounted for as adjustments of capitalized costs, with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and gas attributable to a cost center.  Abandonments of oil and gas properties are accounted for as adjustments of capitalized costs, and are amortized and subject to the cost center ceiling limitation.

The Company considers the properties as unproven due to limited current production and did record any depletion expense for the years ended December 31, 2004.

Revenue Recognition

The Company utilizes the accrual method of accounting for crude oil revenues whereby revenues are recognized as the Company's entitlement share of the oil that is produced and delivered to a purchaser.

Impairments on Long-Lived Assets

The Company evaluates the carrying value of its long-lived assets under the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”.  SFAS No. 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted future cash flows estimated to be generated by those assets are less than the assets’ carrying amount.   If such assets are impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.  Assets to be disposed of are reported at the lower of the carrying value or fair value, less costs to sell.  The Company had leases expire during 2004 and recorded an impairment as detailed in Note 3.

Net loss per share

Net loss per basic share excludes dilution and is determined by dividing loss available to common shareholders by the weighted average number of common shares outstanding during the period.  Net loss per diluted share reflects the potential dilution that could occur if securities and other contracts to issue common stock were exercised or converted into common stock.

Accounts Receivable

The Company's accounts receivable at December 31, 2004 reflect amounts that are due from working interest owners in oil wells that the Company operates and the sale of crude oil to two primary customers.

The Company determines any required allowance by considering a number of factors including length of time trade accounts receivable are past due and the Company's previous loss history.  Receivables are considered past due when they are unpaid greater than thirty days.  The Company records a reserve account for accounts receivable when they become uncollectible, and payments subsequently received on such receivables are credited to the allowance for doubtful accounts.  The Company has historically not had material losses from uncollectible accounts receivable.  There was no allowance for doubtful accounts at December 31, 2004.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the recorded book basis and tax basis of assets and liabilities for financial and income tax reporting.  The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.  Deferred taxes are also recognized for operating losses that are available to offset future taxable income and tax credits that are available to offset future income taxes.

Stock-Based Compensation

The Company accounts for stock-based employee compensation arrangements in accordance with Accounting Principles Board (“APB”) Opinion 25 and complies with the disclosure provisions of SFAS No. 123, as amended by SFAS 148.  Under APB No. 25, compensation expense is based on the difference, if any, on the date of grant, between the fair value of the Company’s stock and the exercise price.  The Company accounts for stock issued to non-employees in accordance with the provisions of SFAS No. 123.  SFAS 123 requires the fair value based method of accounting for stock issued to non-employees in exchange for services.

Companies that elect to use the method provided in APB 25 are required to disclose pro forma net income and pro forma earnings per share information that would have resulted from the use of the fair value based method.  The Company has elected to continue to determine the value of stock-based compensation arrangements under the provisions of APB 25.

Fair Value of Financial Instruments

The Company’s financial instruments, including cash, receivables, current liabilities, and short-term debt, are carried at cost, which approximates their fair value because of the short-term maturity of these instruments.

Foreign Currency Translation

The  functional currency of Barron Oil Holdings and Baron Energy Limited Partnership is the U.S. dollar.  The functional currency of the Company’s foreign parent is the local currency, the Norwegian Krona. Assets and liabilities of the non–US parent are translated to U.S. dollars at end-of-period exchange rates.  The effects of the translation for the non-U.S. parent is reported as other comprehensive income/loss. Income statement elements of the non-U.S. Parent are translated to U.S. dollars at average during the year.

Reclassifications

Certain prior year amounts may have been reclassified to conform to the current year presentation.

New Accounting Pronouncements

In June 2003 the FASB issued Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity” SFAS No. 150 requires certain instruments, including mandatorily redeemable shares, to be classified as liabilities, not as part of shareholders' equity or redeemable equity.  For instruments that are entered into or modified after May 31, 2003, SFAS No. 150 is effective immediately upon entering the transaction or modifying the terms. For other instruments covered by Statement 150 that were entered into before June 1, 2003, Statement 150 is effective for the first interim period beginning after June 15, 2003. The Company has evaluated the provisions of SFAS No. 150. The redeemable preferred stock does not meet the criteria for classification as liabilities in accordance with SFAS No. 150.  Therefore, all of preferred stock that was previously presented between liabilities and equity on the balance sheet remains presented as such.

In November 2002, the FASB issued interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees. Including indirect Guarantees of Indebtedness of Others," which disclosures are effective for financial statements for periods ending after December 15, 2002.  While the Company has various guarantees included in contracts in the normal course of business, primarily in the form of indemnities, these guarantees would only result in immaterial increases in future costs, but do not represent significant commitments or contingent liabilities of the indebtedness of others.

In January 2003, the FASB issued interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46) which requires the consolidation of variable interest entities, as defined.  FIN 46 is applicable immediately for variable interest entities created after January 1, 2003. For variable interest entities created prior to January 1, 2003, the provisions of FIN 46 are applicable no later than July 1, 2003.  The Company does not believe that any material entities will be consolidated as a result of FIN 46.

In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation – Transition and Disclosure – an amendment of FASB Statement No. 123.  SFAS No. 148 amends SFAS No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value-based method of accounting for stock-based employee compensation.  In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both interim and annual financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results.  SFAS No. 148 is effective for financial statements issued for fiscal years ending after December 15, 2002.  The adoption of SFAS No. 148 did not have a material effect on its financial position or results of operations.

In December 2004 the FASB issued a revised Statement 123 (SFAS 123R), “Accounting for Stock-Based Compensation” requiring public entities to measure the cost of employee services received in exchange for an award of equity instruments based on grant date fair value. The cost will be recognized over the period during which an employee is required to provide service in exchange for the award — usually the vesting period. Because the Company has not historically issued stock options the effect of implementation will have on the Company’s financial statements is not expected to be material.

Note 2:

Related Party Transactions

During the year ended December 31, 2004 a director was issued 300,000 shares in payment of consulting fees of $144,000 accrued in 2003.

Note 3:

Oil and Gas Properties

There were no acquisitions of oil and gas property during the year ended December 31, 2004.  A number of leases expired during the year ended December 31, 2004 and the Company has a recorded an impairment loss of $111,333 in the accompanying financial statements related to the carrying value of those related properties.

Note 4:

Shareholders’ Deficit

Common Stock

During the year ended December 31, 2004, the Company issued 1,050,000 shares of its common stock as payment for debts totaling $504,000 valued at an agreed price of $.48 established by the Board of Directors.

During the year ended December 31, 2004, the Company issued 540,060 shares of its common stock for private placements totaling $222,675  plus  $58,240 received in 2003 for a total of $280,915 valued at an agreed price of $.48 established by the Board of Directors.

Stock-Based Compensation

During the year ended December 31, 2004, the Company issued 1,050,000 shares of its common stock to outside service providers, in exchange for financial and other consulting services totaling $1,854,000 of which $504,000 was accrued in 2003. The additional charge of $1,350,000 for consulting services is included in the accompanying financial statements as “stock-based compensation”.

Common Stock Options

There were no options outstanding as at December 31, 2004.

Note 5:

Income Taxes

The Company’s operations in the United States have historically resulted in operating losses for income tax purposes.  Any losses generated by Baron Energy Limited Partnership flow to its parent, Baron Oil Holdings, Inc.  For the year ended December 31, 2004, there were no material differences in the determination of income and loss for United States income tax purposes.

The Company recognizes deferred income taxes for the differences between financial accounting and tax bases of assets and liabilities.  Income taxes for the years ended December 31, 2004:

	Years Ended December 31,
	2004	2003
U.S. Federal statutory rate	34.00%	34.00%
State income tax rate, net of federal benefit	5.83%	5.83%
Net operating loss for which no tax benefit is currently available	-39.83%	-39.86%
	0.00%	0.00%

2004
Current tax (benefit) provision	$ (14,750)
Deferred tax (benefit) provision	14,750
Total income tax provision	$ - 0 -

The Company has a total deferred income tax asset of approximately $651,000 December 31, 2004.  The Company has a net operating loss carryforward of approximately $1,900,000 for U.S. income tax purposes December 31, 2004. There were no deferred income tax liabilities at December 31, 2004.  The Company has provided a valuation allowance for the full amount of the deferred income tax asset. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery.  The change in the valuation allowance for the year ended December 31, 2004 was $14,750.

There are no material current or deferred income tax effects related to operations in Norway.

The valuation allowance will be evaluated at the end of each year, considering positive and negative evidence about whether the deferred tax asset will be realized.  At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax assets is no longer impaired and the allowance is no longer required.

Because the Company has undergone an ownership change as defined in Section 382 of the Internal Revenue Code, the Company’s net operating loss carryforwards generated prior to the ownership change will be subject to an annual limitation, which could reduce or defer the utilization of these losses.

Note 6:

Loan Payable

The Company was approached and accepted an advance towards a share purchase under a private placement to be made at a future date. Subsequently the funds were designated as a loan with the lender having an option to buy shares at a later date. There are no terms of repayment.  Sonoran Energy, Inc. will be assuming responsibility for repayment of the loan in connection with its acquisition of the Company.

Note 7:  Asset Retirement Obligation

In June 2001, FASB issued SFAS No. 143, Accounting for Asset Retirement Obligations.  SFAS No. 143 requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred and a corresponding increase in the carrying amount of the related long-lived asset.  Subsequently, the asset retirement cost is allocated to expense using a systematic and rational method.  The provisions of SFAS No. 143 were effective for fiscal years beginning after June 15, 2002.

The following table is a reconciliation of the Company's liability for asset retirement obligations:

Balance December 31, 2003	$--
Impact of adoption of SFAS No. 143	--
Addition to Liability	386,584
Liability Settled	--
Accretion Expense	--
Balance December 31, 2004	$386,584

Concentrations

During the year ended December 31, 2004, the Company sold all of its crude oil and gas from KWB Texas to local buyers. While the Company has utilized only a few customers over the past two years, it is management’s belief that the oil and gas the Company produces could be sold to other crude oil purchasers, refineries or pipeline companies.  The Company sells its oil pursuant to short-term contracts at market prices.  Market demand for the Company’s production is subject to various influences that can never be assured.  The base values for the Company’s crude oil sales is set by major oil companies in response to area and market strengths and international influences.

Note 9:

Oil and Gas Reserves and Related Financial Information

Costs Incurred in Oil and Gas Property Acquisition, Exploration and Development Activities

Costs incurred in oil and gas property acquisition, exploration and development activities are summarized as follows:

Year Ended December 31,
2004
Acquisitions:
Proved	$ -
Unproved	311,809
Development costs	-
Exploration costs	-
Total	$ 311,809

Proved Oil and Gas Reserve Quantities (Unaudited)

At December 31, 2004 the oil and gas reserves were considered to be unproven as there was limited production from the property.

Estimated quantities of proved reserves (all of which are classified as proved developed and are located within the United States), as well as the changes in proved reserves during the year ended December 31, 2004, are presented in the following tables

Oil

Gas

(Bls)

(Mcf)

Proved developed reserves at December 31, 2003

                   0

   0

Sale of reserves

                    0

   0

Purchase of reserves

    0

   0

Production

    0

   0

Proved developed reserves at December 31, 2004

                   0

   0

Proved reserves are estimated quantities of crude oil, natural gas and natural gas liquids which geological and engineering data indicate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.  Proved developed reserves are proved reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserve Quantities

The table below sets forth a standardized measure of the estimated discounted future net cash flows attributable to the Company’s proved oil and gas reserves. Estimated future cash inflows were computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves at December 31, 2004 discounted at 10 percent. The future production and development costs represent the estimated future expenditures to be incurred in developing and producing the proved reserves, assuming continuation of existing economic conditions.

The following table summarizes the principal factors comprising the changes in the standardized measure of estimated discounted net cash flows:

December 31, 2004
Future cash inflows	$ -
Future cash outflows:
Production costs	-
Development costs	-
Future net cash flows before income taxes	-
Future income taxes	-
Future net cash flows	-
Adjustment to discount future annual net cash flows at 10 percent	-
Standardized measure of discounted future net cash flows	$ -

Note 10:

Comprehensive Loss

A summary of the components of comprehensive loss is as follows:

Year Ended
December 31, 2004

Net Loss	$ 1,359,708
Other comprehensive loss
Foreign currency translation adjustment	3,453

Comprehensive Loss	$ 1,363,161

Note 11:

Lease Commitments

The Company has leased office premises on a month to month basis.

Note 12:

Subsequent Events

Sonoran Energy, Inc., on Nov. 2, 2005 acquired all of the issued and outstanding shares of Baron in exchange for approximately 19,100,000 shares of the Company’s common stock.

(b) Pro Forma Financial Statements.

The pro-forma unaudited financial statements reflect the effect of the Share Purchase Agreement for the year ending April 30 2005 for Statement of Operations, October 31, 2005 for Balance Sheet purposes, and for the six months ending October 31, 2005 for Statements of Operations purposes. The unaudited pro-forma financial data and the notes thereto should be read in conjunction with our historical financial statements. The unaudited pro-forma financial data is based upon certain assumptions and estimates of management that are subject to change. The unaudited pro-forma financial data is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the transactions had actually occurred on the indicated date.

Sonoran Energy, Inc. acquired Baron Oil AS on November 2, 2005 to increase its owned oil and reserves and obtain Baron oil’s contacts in the middle east.  Sonoran Energy issued 19,026,514 valued at $15,411,476 using the market price of the day Sonoran had consent of the majority of the Baron oil shareholders for the purchase.

SONORAN ENERGY, INC.

PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2005

UNAUDITED

	Sonoran	Baron Oil AS	Proforma Adjustments	Consolidated April 30, 2005
Revenue
Oil and gas sales	$ 511,802	$ 57,496	-	$ 569,298
Other	6,909	-	-	6,909
Total revenue	517,711	57,496		576,207

Expenses:
Oil and gas production costs	702,028	61,615	-	763,643
Work-over expense	17,535	-	-		17,535
Ad valorem and other taxes	129,950	-	-		129,950
Depletion, depreciation and amortization	62,907	84,947	26,936	(1)	174,790
Stock based compensation
Officer compensation	1,392,000	-	-		1,392,000
Employees	58,000	-	-		58,000
Legal	25,500	-	-		25,500
Stock options	1,407,462	-	-		1,407,462
Consulting	360,250	1,350,000	-		1,710,250
Directors	203,000	-			203,000
General and administrative	3,289,632	143,913	-		3,433,545
Impairment loss	71,078	-	-		71,078
Bad debt expense	-	19,828	-		19,828
Gain on liability settlement	-	(417,175)	-		(417,175)
Total expenses	7,719,342	1,243,128			8,989,406

Interest income	220	-	-		220
Interest expense	(229,060)	(5,600)	5,600	(2)	(229,060)
Loss from continuing operations before income taxes	(7,429,471)	(1,191,232)	-		(8,642,039)

Income tax provision	-	-	-		-
Net loss	$ (7,429,471)	$ (1,191,232)			$ (8,642,039)

Basic loss per common share, basic and diluted	$ (0.28)				$ (0.19)

Weighted Average Shares Outstanding, basic and diluted	26,981,319		19,026,514	(3)	46,007,833

1.  We have recognized an Asset retirement obligation on the West Texas property and have expensed a year’s worth of Accretion expense.

2. The registrant will not be assuming the loan associated with the interest.

3.  To record the shares issued for the purchase of Baron Oil AS.

SONORAN ENERGY, INC.

PRO FORMA CONDENSED BALANCE SHEETS

October 31, 2005

UNAUDITED

	Sonoran	Baron Oil AS	Proforma Adjustments		Consolidated October 31, 2005
ASSETS
Current Assets
Cash	$ 4,343,040	$ 26,501			$ 4,369,541
Certificate of deposit	100,768	50,000			150,768
Accounts receivable	191,089	-	(65,999)	(1)	125,090
Prepaid expense	274,060	-			274,060
Total Current Assets	4,908,957	76,501			4,919,459

Oil and gas properties – full cost method
Proved properties	1,882,712				1,882,712
Unproved properties	2,209,920	878,058	10,490,526	(2)	13,578,504
Equipment	89,995				89,995
Total capital assets	4,182,627	878,058			15,551,211

Other assets
Deferred finance charge	409,502	-			409,502
Excess purchase on assets	604,585	-	4,690,563	(3)	5,295,148
Total other assets	1,014,087	-			5,704,650
	10,105,671	954,559			26,175,320

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities
Accounts payable	1,393,913	312,388	(65,999)	(1)	1,640,302
Indebtedness to related parties	111,133				111,133
Accrued expenses	567,291				567,.291
Loans payable	65,244	43,200			108,444
Deferred rent	31,237				31,237
Deferred gain on sale of oil and gas property	484,046				484,046
Total Current Liabilities	2,655,064	355,588			1,867,813

Long-term liabilities
Convertible debentures	2,021,172				2,201,172
Convertible note discount	(291,922)				(291,922)
Asset retirement obligation	397,069	365,584			765,653
Total long-term liabilities	2,126,319	368,584			2,494,903

Stockholders' Equity:
Preferred Stock:
Series A convertible preferred - no stated value; 25,000,000 shares
authorized, 0 issued and outstanding	-	-			-
Common stock, no par value, 250,000,000 shares authorized,
______________ shares issued and outstanding	39,038,625		15,411,476	(4)	54,450,101
Common stock		1,074,214	(1,074,214)	(5)	-
Additional paid in capital	1,767,720	6,924,162	(6,926,162)	(5)	1,767,720
Accumulated exchange adjustment		(1,277,002)	1,277,002	(5)	-
Accumulated deficit	(35,482,057)	(6,490,987)	6,490,987	(5)	(35,482,057)
Total Stockholders' Equity	5,324,288	230,387			20,735,764

	$ 10,105,671	$ 954,559			$ 26,175,320

(1) To eliminate intercompany payables and receivables

(2) To record purchase accounting values assigned to the West Texas oil property

(3) Management is awaiting a third party evaluation of the  purchase transaction before assigning final values to the remaining assets.

(4)  To record the share issue for the acquisition

(5) To eliminate the Baron Oil AS company equity.

SONORAN ENERGY, INC.

PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

For the Six Months Ended October 31, 2005

 UNAUDITED

	Sonoran	Baron Oil AS	Proforma Adjustments		Consolidated October 31, 2005

Oil and gas sales	$ 724,127	$ 31,824	-		755,951
Other	209,742	-	-		209,742
Total revenue	933,869	31,824	-		965,693

Expenses:
Oil and gas production costs	450,561	46,427	-		496,898
Work-over expense	63,256	-	-		63,256
Ad valorem and other taxes	89,358	2,618	-		91,976
Accretion expense	42,390	-	13,468	(1)	55,858
Depletion, depreciation and amortization	107,267	-	-		107,267
Stock based compensation	-	-	-		-
Officer compensation*	2,956,654	-	-		2,956,654
Employees	367,293	-	-		367,293
Consulting	375,000	-	-		375,000
Directors	481,993	-	-		481,993
General and administrative	2,105,886	37,497	-		2,143,383
Total expenses	7,039,658	86,542	-		7,139,668

Interest income	2,717	-	-		2,717
Interest expense	(315,594)	(976)	-		316,570
Loss from continuing operations before
income taxes	(6,418,666)	-	-		(6,487,828)

Income tax provision	-	-	-		-
Net loss	(6,418,666)	(55,694)	-		(6,487,828)

Basic loss per common share, basic and diluted	$ (0.15)	-	-		$ (0.11)

Weighted Average Shares Outstanding, basic
and diluted	41,952,413	-	19,026,514	(2)	60,978,927

1.  We have recognized an Asset retirement obligation on the West Texas property and have accrued six month’s worth of Accretion expense.

2.  Records the shares issued for the acquisition of Baron Oil.

*Stock issued as part of an incentive plan for 2005.